FORM 8-K/A

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

         Date of Report (Date of earliest event reported): May 5, 1999

                            VIRTUAL ENTERPRISES INC.
             (Exact name of registrant as specified in its charter.)

                                     Nevada
                    (State of incorporation or organization)

                                   33-23430-D
                            (Commission File Number)

                                   84-1091271
                      (I.R.S. Employee Identification No.)

           4695 MacArthur Court, Suite 530, Newport Beach, California
                    (Address of principal executive offices)

                                      92660
                                   (Zip Code)

       Registrant's telephone number, including area code: (714) 475-6755

                2 Park Plaza, Suite 470, Irvine, California 92614
          (Former name or former address, if changed since last report)

                                                             [VEI\8K:52199amend]

Item 1.  Changes in Control of Registrant

         N/A

Item 2.  Acquisition or Disposition of Assets

         On May 5, 1999, the Registrant entered into an Asset Purchase Agreement and Plan Of Reorganization (the ?Agreement@) with Metroplex Web Inc., a Texas corporation (AMetroplex@) whereby the Registrant acquired certain assets, property, business interests and intellectual rights owned by Metroplex for securities consisting of Ten Million (10,000,000) shares of the Registrant=s $.01 par value common stock, causing Metroplex to have voting control and become the principal stockholder of the Registrant.

Item 3.  Bankruptcy or Receivership

         N/A

Item 4.  Changes in Registrant's Certifying Accountant

         On May 15, 1999, the auditing practice of Kang, Yu & Jun, CPA's, resigned as the Registrant's independent accountant. Kang, Yu & Jun previously issued an unqualified report dated September 25, 1998, assuming the Company will continue as going concern, which did not contain any adverse opinion or disclaimer of opinion, or any qualification as to uncertainty, audit scope of accounting principles. There were no disagreements with Kang, Yu & Jun on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the period from March 31, 1995 to the date of their resignation.

Item 5.  Other Events

         N/A

Item 6.  Change in Registrant's Directors

         N/A

Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements

                  Set forth on pages 5 through 8 is pro forma financial information required to be set forth in the Registrant's Current Report.

                  - Pro Forma Consolidated Balance Sheet (Unaudited) - February
                    28, 1999.
                  - Pro Forma Consolidated Statement of Operations (Unaudited)
                    for the nine months ended February 28, 1999.
                  - Notes to Pro Forma Consolidated Financial Statements
                    (Unaudited).

         (b)      Exhibit 16(a) Letter re change in certifying accountant

                  -        Letter  dated May 15,  1999 from Kang,  Yu & Jun,  An
                           Accountancy  Corporation,   resigning  as  certifying
                           accountant for Virtual Enterprises, Inc.

                                                             [VEI\8K:52199amend]

         (b) Continued
                  Exhibit 16(b) Consent of Independent Accountant

                  - Letter dated June 28, 1999 from Kang, Yu & Jun, An Accountancy Corporation, Noting agreement with the disclosure in Item 4 of this Form 8-K

Item 8.  Change in Registrant's Fiscal Year

         N/A



                                   SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Virtual Enterprises, Inc.
                                        (Registrant)

Dated:    July 8, 1999                  By:  /s/  Fred G. Luke
                                                  ------------------------------
                                                  Fred G. Luke,
                                                  Chairman of the Board
                                                  and President

                                                             [VEI\8K:52199amend]


                            VIRTUAL ENTERPRISES, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                             As of February 28, 1999
                                   (Unaudited)

                                            Virtual                                     Pro Forma                   Pro Forma
                                        Enterprises, Inc.    MetroplexWeb, Inc.        Adjustments                    Totals
                                     ---------------------  ---------------------   ----------------            -----------------

ASSETS
Current Assets
         Cash and cash equivalents   $                   1  $              10,971   $              0            $          10,972


         Total Current Assets                            1                 10,971                  0                       10,972
                                     ---------------------- ----------------------  -----------------           -----------------
Property and Equipment, at Cost:
         Computer Systems                                0                245,965                  0                      245,965
         Other equipment                                 0                 29,798                  0                       29,798
                                     ---------------------- ----------------------  -----------------           -----------------
                                                         0                275,763                  0                      275,763
         Accumulated Depreciation
           & Amortization                                0               (45,833)                  0                     (45,833)
                                     ---------------------- ----------------------  -----------------           -----------------
         Total Property &
         Equipment                                       0                229,930                  0                      229,930
                                     ---------------------- ---------------------   ----------------            -----------------
Other Assets
         Goodwill                                        0                787,627                  0                      787,627
         Client Lists                                    0                215,050                  0                      215,050
                                     ---------------------- ----------------------  -----------------           -----------------

TOTAL ASSETS                         $                   1  $           1,243,578   $              0            $       1,243,579
                                     ====================== ======================  =================           =================

LIABILITIES AND
  STOCKHOLDERS' EQUITY

Current:
         Accounts payable - trade    $              45,382  $              35,694   $       (45,382)     (1)    $          35,694
         Due to affiliates                          25,821                      0           (25,821)     (1)                    0
         Accrued expenses                                0                  4,523                  0                         4,523
         Notes Payable Current                           0                285,000                  0                      285,000
                                     ---------------------- ----------------------  -----------------           -----------------
         Total Current Liabilities                  71,203                325,217            (71,203)                     325,217
                                     ---------------------  ---------------------   -----------------           -----------------

         Notes Payable - Long Term                       0              1,200,000         (1,200,000)    (1)                    0
                                     ---------------------- ----------------------  -----------------           -----------------

         Total Liabilities                          71,203               1,525,217        (1,271,203)                     325,217
                                     ---------------------- ----------------------  -----------------           -----------------
Stockholders' Equity:
         Capital Stock and
            additional paid-in capital             917,864                745,186            282,137   (1)(2)           1,945,187
         Accumulated deficit                      (964,221)            (1,026,825)           964,221   (2)             (1,026,825)
         Treasury Stock                           (24,845)                      0             24,845   (2)                      0


         Total Stockholders'                      (71,202)              (281,639)          1,271,203                      918,362
                                     ---------------------- ----------------------  -----------------           -----------------
                    Equity

TOTAL LIABILITIES &
  STOCKHOLDERS' EQUITY               $                   1  $           1,243,578   $              0            $       1,243,579
                                     ====================== ======================  =================           =================


     (1)   Existing   liabilities   totaling  $1,271,203  were  settled  through
           issuance of shares of Virtual Enterprises, Inc. Common stock at $1.00 a share.

     (2) Elimination of Virtual Enterprises, Inc.'s Accumulated deficit and Treasury Stock by reclassifying balances to additional paid in capital.

     See accompanying notes to pro forma consolidated financial statements.

                                                             [VEI\8K:52199amend]


                            VIRTUAL ENTERPRISES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   For the Nine Months Ended February 28, 1999
                                   (Unaudited)

                                         Virtual
                                       Enterprises,          MetroplexWeb,            Pro Forma                   Pro Forma
                                            Inc.                 Inc.                Adjustments                   Totals
                                  ---------------------- --------------------   --------------------     -------------------------

Sales                             $                    0 $            328,262   $                  0     $                 328,262
Operating Expenses
   General & Administrative       $               89,463 $            581,204   $                  0     $                 670,667
   Amortization of Goodwill                                            94,515                      0                        94,515
   Amortization of client
   lists                                                               37,950                      0                        37,950
    Depreciation                                                       45,833                      0                        45,833
                                  ---------------------- ---------------------  ---------------------    -------------------------
   Total Operating
     Expenses                     $              89,463  $            759,502   $                  0     $                 848,965
                                  ---------------------- ---------------------  ---------------------    -------------------------
   Loss from
     operations                   $             (89,463) $           (431,240)  $                  0     $                (520,703)
                                  ====================== =====================  =====================    ==========================
Pro forma  loss per share         $                (.02) $                 N/A  $                 N/A    $                    (.03)
                                  ====================== =====================  =====================    ==========================
Pro forma weighted
  average  common shares
  outstanding                                 5,069,372                    N/A            11,271,203                     16,340,575
                                  ====================== =====================  =====================    ==========================


     See Accompanying Notes to Pro Forma Consolidated Financial Statements.

                                                             [VEI\8K:52199amend]

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

                            VIRTUAL ENTERPRISES, INC.
                     Notes to Pro Forma Financial Statements
                                   (Unaudited)

Note 1.            Basis of Presentation

On May 5, 1999, Virtual Enterprises, Inc. ("VEI") acquired the assets of MetroplexWeb, Inc., a Texas corporation ("MWI"). The unaudited pro forma consolidated balance sheet as of February 28, 1999 of VEI reflects the acquisition of MWI on a pro forma basis assuming the acquisition occurred February 28, 1999.
 The unaudited pro forma consolidated statement of operations for the nine months ended February 28, 1999 of VEI reflects the operations of VEI, on a pro forma basis assuming the acquisition occurred June 1, 1998.

The accompanying unaudited historical statements of MWI includes the operations of InteleSell, Inc. ("II") acquired in June 1998. MWI acquired the issued and outstanding common stock of II for $1,200,000 in notes payable and 176 common shares of MWI to the former shareholders of II. The purchase price of $1,335,142 was allocated $200,000 to certain property and equipment based on their estimated fair value,.$253,000 to customer lists and $882,142 to Goodwill.

These unaudited pro forma consolidated financial statements do not purport to be indicative of the results that actually would have been obtained if the companies and their operations had actually been combined at February 28, 1999 for balance sheet presentation or June 1, 1998 for operating purposes, and this presentation is not intended to be a projection of future results or trends.

Note 2.           Background and Overview of the Transaction

Prior to the acquisition, VEI was an effectively inactive publicly traded Company with limited assets and accumulated operating losses. The market capitalization of VEI was approximately $1,000,000 based upon the average of the bid and ask price for a period of approximately 90 days prior to the acquisition.

MWI is a Internet Web Page designer and servicer with a client base of over 6,000 companies. MWI also has a proprietary product called "City Malls" where internet users can search out sources for products and services in there local geographic areas. Currently MWI has six City Malls operating with another two opening within 30 days.

VEI purchased MWI through the issuance of 10,000,000 shares of common stock with a value estimated to be $3,000,000. Such value was based upon the current average of the bid and ask of approximately $0.20 and an assumption that such average would increase approximately 50% upon consummation of the transaction.

However, since the sellers of MWI would be acquiring a controlling interest in VEI, generally accepted accounting principles ("GAAP") require that the transaction be accounted for as a recapitalization of MWI. Accordingly, the historical balance sheet of MWI will be consolidated with the balance sheet of VEI, after reflecting the recapitalization of MWI. If VEI were the acquiring entity, the basis in the client lists and the City Malls would be presented at their fair value of approximately $4.2 million with no goodwill.

                                                             [VEI\8K:52199amend]

Note 3.                    Adjustments to Proforma Financial Statements


Statement of Operations

As MWI had limited operations prior to May 31, 1998, the attached pro forma Consolidated Statement of Operations for the nine months ended February 28, 1999 has been presented in order to provide more meaningful disclosure to the reader. Management intends to amend this Form 8-K as soon as practical after the Form 10-KSB for the year ended May 31, 1999 is filed with the Securities and Exchange Commission.

Depreciation and Amortization

Fixed assets, client lists and goodwill are being amortized on the straight line basis over the estimated useful lives of 3 years for fixed assets, 5 years for client lists and 7 years for goodwill.

Loss Per Share

Pro forma loss per share is completed using the weighted average number of shares of the Company's common stock issued and outstanding, assuming that the shares issued in the transaction were outstanding for the entire period. Common stock equivalents were not considered in the loss per share calculation as the effect would have been anti-dilutive.

                                                             [VEI\8K:52199amend]

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

                                  EXHIBIT 16(a)


                                  Kang, Yu &Jun
                           An Accountancy Corporation,
                   Member Firm of AICPA, SECPS, PCPS and CSCPA
                        18000 Studebaker Road, Suite 295
                           Cerritos, California. 90703
                                 (562) 865-2727



May 15, 1999

Mr. Fred G. Luke
Chairman of the Board
VIRTUAL ENTERPRISES, INC.
4695 MacArthur Court, Suite 530
Newport Beach, CA 92660

Re:     Resignation

Dear Mr. Luke:

This is to confirm that the client-auditor relationship between VIRTUAL ENTERPRISES, INC. (Commission file Number 33-23430-D) and Kang, Yu & Jun has ceased.

Very truly yours,

/s/  KY&J CPA'S
     -------------------
     Kang, Yu &Jun

cc:  Office of the Chief Accountant
     SECPA Letter File
     Securities & Exchange Commission
     Mail Stop 9-5
     450 Fifth Street, NW
     Washington, DC 20549

                                                             [VEI\8K:52199amend]

                                  EXHIBIT 16(b)

                                  Kang, Yu &Jun
                           An Accountancy Corporation,
                   Member Firm of AICPA, SECPS, PCPS and CSCPA
                        18000 Studebaker Road, Suite 295
                           Cerritos, California. 90703
                                 (562) 865-2727



June 28, 1999

We have read the disclosure made in this Form 8-K/A regarding our resignation as Registrants Certifying Accountant as disclosed in Item 4 and are in agreement with the disclosures.


/s/  Kang, Yu & Jun
     -------------------
     Kang, Yu & Jun

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